                                                                   EXHIBIT 10.12

                AUTOMOTIVE INFORMATION CENTER REFERRAL AGREEMENT

     THIS REFERRAL AGREEMENT ("Agreement") is entered into as of the 6 day of
                                                                     -
Sept 1996, ("Effective Date") by and between  Automotive  Information  Center
----   --
("AIC"), a New York General Partnership whose address is 360 Massachusetts Avenue, Acton, MA 01720, and Auto-By-Tel Corporation ("ABT"),whose address is 2711 East Coast Highway, Suite 203, Corona Del Mar, CA, 92625.

                              W I T N E S S E T H:

     WHEREAS AIC has developed a site on the World Wide Web portion of the Internet ("AutoSite"), a service on CompuServe ("AutoSite on CIS"), and a service on CompuServe's WOW! ("AutoSite on WOW!") (collectively, the "Sites"), and wishes to provide to ABT a referral service whereby users of the Sites may submit Purchase Request Forms to ABT, in consideration of the payments described herein.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, AIC and ABT (collectively, the "Parties") hereby agree as follows:

I.   DEFINITIONS.

     As used in this Agreement, these terms, whether in singular or plural, have the following meanings:

     (a) "AutoSite" - AIC's World Wide Web site having the URL www.autosite.com.

     (b) "AutoSite on CIS" - AIC's vehicle information service hosted on CompuServe Information Service.

     (c) "AutoSite on WOW!" - AIC's vehicle information hosted on CompuServe's WOW! service.

     (d) "Completed Form" - An ABT Purchase Request Form available online at the Sites which has been filled out by a user of one of the Sites and which may contain, at ABT's option, include an application for financing. In order for the form to be a Completed Form, all fields designated in advance by ABT as mandatory fields must be completed by the a user.

     (e) "Buy It Here!" page - a promotional page, hosted at AutoSite and on AutoSite on WOW! (but not at AutoSite on CIS) and maintained and controlled by AIC, which will contain promotional information about ABT and links to the ABT Purchase Request Forms and ABT Promotional Page.

     (f) "ABT promotional page" - a page hosted at AutoSite and on AutoSite on WOW! (but not at AutoSite on CIS) which contains promotional information and/or images about ABT, supplied to AIC by ABT. This page will have a link to the ABT Purchase Request Form.

II.  SERVICES.

     (a) Services provided at AutoSite and at AutoSite on WOW!.

          (i) AIC agrees to list ABT on its "Buy It Here!" page at AutoSite and at AutoSite on WOW!, and to incorporate links to the ABT Purchase Request Form, to be hosted at AutoSite and at AutoSite on

[*] Confidential Treatment has been requested for portions of this exhibit.

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EXHIBIT 10.12  AUTOMOTIVE INFORMATION CENTER REFERRAL AGREEMENT

WOW!, on its "Buy It Here!" page. The "Buy It Here!" page will be linked to from pages in the New Car Showroom area on AutoSite and on AutoSite on WOW!, which may include the following:

     PAGE TYPE DESCRIPTION          APPROXIMATE # OF PAGES
     New Car Showroom Menu              1
     List of New Car Makers             1
     Each Car Maker's list of          55
        models
     Each  model's At-A-Glance        300
        page
     Each model's Portfolio page      300
     Each model's Base Price &        300
        Standard Engine page
     Each model's Optional            300
        Equipment page
     Each sub-model's Window          900
        Sticker page
     Each Comparison Report           each of 900 sub-models may be
                                      compared to any other of the 900

                                     sub-models

     AIC reserves the right to change the structure and functionality of AutoSite and of AutoSite on WOW! and the pages contained within AutoSite and within AutoSite on WOW! at any time and at its sole discretion, but will use best efforts to link to the "Buy It Here!" page from prominent pages on AutoSite and on AutoSite on WOW!. AIC shall notify ABT promptly of changes to AutoSite or to AutoSite on WOW! on pages which promote ABT services.

          (ii) AIC agrees to incorporate an ABT promotional page at AutoSite and on AutoSite on WOW!, with links from the "Buy It Here!" page and to/from each ABT Purchase Request Form.

          (iii) AIC agrees to process the input from the ABT Purchase Request Forms on AutoSite and on AutoSite on WOW! and to write such processed input to an ASCII-format file, which shall be placed at 15-minute intervals on an FTP site where ABT may retrieve it at its convenience.

     (b) Services provided at AutoSite on CIS.

          (i) AIC agrees to incorporate a button in its AutoSite on CIS menu which will lead to an ABT Purchase Request Form.

          (ii) AIC agrees to include a limited amount of text, as determined by AIC, promoting ABT in the "Buying Your Car" section in each report on AutoSite on CIS.

          (iii) AIC agrees to exercise its best efforts to process the input from the Purchase Request Forms on AutoSite on CIS programmatically into an ASCII text file once each business day, and to make that file electronically available to ABT for retrieval at its convenience. However, AIC shall not be responsible for lack of access to said input due to circumstances beyond its control.

[*] Confidential Treatment Requested

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          (iv) All efforts described in this Section II.(b) are subject to approval by CompuServe.

III.  LIMITED EXCLUSIVITY.

     AIC and ABT agree that for the term of this agreement, AIC will not offer services described in II.(a) and II.(b) to other buying services, provided however that if AIC determines, in good faith and at its sole discretion, that this agreement negatively impacts AIC's business, AIC may terminate this agreement, in which case AIC agrees that it will not offer a similar referral service to other buying services before the balance of the term.

IV.  NO FULFILLMENT OBLIGATIONS.

     AIC shall have no responsibility or obligations with respect to the fulfillment of goods or services ordered via the Sites from or through ABT, and all fulfillment-related tasks shall be performed by or cause to be performed by ABT.

V.   ABT PROMOTIONAL PAGE AND PURCHASE REQUEST FORM DESIGN.

     Within ten (10) days of the execution of this Agreement, ABT shall deliver to AIC any text and images it may wish to incorporate into its Promotional Page and Purchase Request Form, including specifications detailing which fields on the Purchase Request Form are mandatory. Within five (5) business days of receiving these components, AIC will deliver to ABT for ABT's approval a sample Promotional Page and a sample Purchase Request Form. Upon such written approval, AIC will complete and install these pages on AutoSite. In addition, AIC shall exercise its best efforts to install the Purchase Request Form on AutoSite on CIS and on AutoSite on WOW! as quickly as is reasonably possible, but shall not be responsible for delays beyond its control. ABT recognizes that AIC has no control over timing of installation of pages on AutoSite on CIS or AutoSite on WOW!.

VI.  TERM.

     The term of this Agreement ("Initial Term") shall be for (1) one year from the date on which the ABT Promotional Page and the ABT Purchase Request Form have first been installed on AutoSite (the "Commencement Date"), which shall be not later than September 15, 1996. This Agreement shall be automatically renewed for up to (2) two further one-year periods ("Renewal Periods") without further notice unless the Agreement is terminated by written notice from either party to the other at at least (60) sixty days prior to the end of the then-current Initial Term or Renewal Period.

VII.  FEES.

     In consideration of the above, ABT agrees to pay AIC its stated Marketing Fee and a Purchase Referral Fee as defined in the attached and hereby incorporated Automotive Information Center Referral Rate Card.

     (a) The Marketing Fee will be due on the first of each month, in advance, for the month to come.

     (b) The Purchase Referral Fee for Completed Forms will be due on the fifteenth of each month for referrals from the prior month. AIC will send ABT a statement in the first week of each month detailing the number of Completed Forms processed by AIC on behalf of ABT during the prior month and the amount owed for such Completed Forms. AIC shall maintain adequate records of Completed Forms to verify billings for a period of not less than one year after the term of this Agreement. Any failure by AIC to submit statements to

[*] Confidential Treatment Requested

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ABT, or the late submittal of such statements, shall not be construed as a waiver of any obligation of ABT to pay Purchase Referral Fees to AIC.

VIII.  LIMITED WARRANTY.

     AIC does not warrant and specifically disclaims any representations that the Sites or the Services will be uninterrupted or error-free. If AIC has prior knowledge of planned interruptions of service on any of the Sites it will use reasonable best efforts to notify ABT of such interruptions. AIC represents and warrants, subject to II.b.4., that (i) it has power, authority and authorization to enter into this agreement and perform its obligations hereunder and that the person executing this Agreement on behalf of AIC is empowered to do so, (ii) neither the execution of this Agreement nor the performance of AIC's obligations hereunder conflict with any other agreement to which AIC is a party, including any agreements pertaining or related to the Sites. ABT represents and warrants that (i) it has power, authority and authorization to enter into this agreement and perform its obligations hereunder and that the person executing this Agreement on behalf of ABT is empowered to do so, (ii) neither the execution of this Agreement nor the performance of ABT's obligations hereunder conflict with any other agreement to which ABT is a party. Nothing contained herein shall be construed to mean that AIC is responsible in any way for the contents of ABT's Purchase Request Form or any promotional text concerning ABT. ABT is entirely responsible for such contents and all obligations with respect to ABT's customers or potential customers. ABT agrees that it shall include any and all proprietary notices of third parties in materials supplied to AIC. EXCEPT AS EXPRESSLY SET FORTH IN THIS PARAGRAPH, AIC DISCLAIMS ALL OTHER EXPRESS WARRANTIES AND ALL WARRANTIES, DUTIES AND OBLIGATIONS IMPLIED IN LAW, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. AIC'S LIMITED WARRANTY SET FORTH HEREIN IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF AIC FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE SITES OR THE SERVICES.

IX.  LIMITATION OF LIABILITY.

     AIC WILL NOT BE RESPONSIBLE TO ABT OR ANY THIRD PARTIES UNDER ANY CIRCUMSTANCES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL PUNITIVE, OR EXEMPLARY DAMAGES OR LOSSES WHICH ABT MAY INCUR IN CONNECTION WITH THE SERVICES OR OTHERWISE REGARDLESS OF THE TYPE OF CLAIM OR THE NATURE OF THE CAUSE OF ACTION, EVEN IF AIC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OR LOSS. IN NO EVENT SHALL AIC'S LIABILITY FOR DIRECT DAMAGES INCURRED IN ANY TERM FOR ANY REASON AND UPON ANY CAUSE OF ACTION ARISING FROM OR RELATING TO THE AGREEMENT OR THE SUBJECT MATTER HEREOF EXCEED THE FEES PAID TO AIC BY ABT HEREUNDER IN SAID TERM IN WHICH THE DAMAGES ARE INCURRED.

X.   CONFIDENTIALITY.

     AIC covenants and agrees that it will not disclose the identities or addresses of persons who complete ABT's Purchase Request Form with the Sites to any third party, or use such information for AIC's own purposes, provided, however, that AIC reserves the right to disclose general information regarding numbers of hits and demographics of persons accessing the Sites or any portion thereof.

[*] Confidential Treatment Requested

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XI.  PROPRIETARY RIGHTS: INDEMNIFICATION

     ABT agrees and acknowledges that AIC and its suppliers own all rights, title and interest in and to the Sites, subject solely to ABT's rights in and to the information and content supplied to AIC by ABT hereunder. Nothing in this Agreement or otherwise shall be construed to convey to ABT any interest whatsoever in the Sites, including, without limitation, any HTML, JAVA, CGI programs, or any other custom programs or scripts developed hereunder. ABT represents and warrants to AIC that ABT owns or otherwise has the right to convey to AIC the information and content provided to AIC and that such information and content does not infringe intellectual property rights of any third party. ABT represents and warrants that it has obtained, and currently has, any and all grants of rights from third parties which may be required to display text, graphics or other materials in its Promotional Page and its Purchase Request Form as specified by ABT. ABT represents and warrants that it has set forth or described in the Agreement any and all requirements of ABT's suppliers, if any, including, without limitation, ABT's obligations set forth in
Section IV, with respect to content and form of materials to be used in any ABT Promotional Page and ABT Purchase Request Form, including, without limitation, any requirements with respect to intellectual property rights and/or notices. AIC reserves the right not to exhibit on the Sites any image or text for which AIC determines inadequate information has been provided. ABT agrees to defend and indemnify and hold harmless AIC and its owners, proprietors, officers, shareholders, directors, employees, affiliates and subsidiaries from and against any and all claims, proceedings, damages, injuries, liability, losses, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of or relating to any acts by ABT undertaken in connection with the Sites, including, without limitation, those arising out of or related to any breach of any ABT warranty, or any ABT Promotional Page or ABT Purchase Request Form, or information or content which ABT supplies to AIC hereunder. ABT hereby grants to AIC a non-exclusive, perpetual, irrevocable license to incorporate the information and content provided by ABT to AIC into the Sites.

XII.  OPERATION OF THE SITES.

     AIC shall have sole discretion to determine all aspects of the operation of the Sites, and, except where otherwise expressly provided in this Agreement in
Section V, all matters relating to the content, structure, and sequence of material appearing in the Sites, including, but not limited to, the navigational and functional standards for the Sites. AIC shall have the right, at its discretion at any time, to reject, exclude, or remove from the Sites any material which in its reasonable judgement is objectionable, obscene, or defamatory.

XIII.  SEVERABILITY.

     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, then this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

XIV.  GENERAL.

     (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, and ABT hereby agrees to the jurisdiction of its courts.

     (b) The section headings contained herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

[*] Confidential Treatment Requested

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     (c) This Agreement sets forth the entire agreement and understanding of the parties hereto concerning the subject matter hereof, and supersedes all prior agreements, arrangements, and understandings between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Automotive Information Center                 Auto-By-Tel

By:  /s/ WAYNE R. LILLEY                      By:   /s/ PETE ELLIS
     --------------------------                  ---------------------------

Name: Wayne R. Lilley                         Name: Pete Ellis

Title: Chief Executive Officer                Title:
                                                    ------------------------

                                              Federal Tax ID:
                                                             ---------------

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                  Automotive Information Center Referral Rates

I.   PURCHASE REFERRAL FEE.

     The rate stated below (the "Purchase Referral Fee") applies to each Completed Form (including, at ABT's option, application for financing), as defined in the Automotive Information Center Referral Agreement submitted by any user who has not submitted a prior Completed Form to ABT on one of the Sites within 60 days. AIC reserves the right to make determinations on whether a user is or is not the same user who may have submitted a prior form to ABT on one of the Sites.

     Rate per Completed Form: [*]

II.  MARKETING FEE.

     ABT agrees to pay AIC a general marketing fee ("Marketing Fee") of [*] per month for new vehicle related referrals. This Marketing Fee does not cover used-vehicle referrals, for which another marketing fee may be added in the future.


[*] Confidential Treatment Requested

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